UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2009
Penford Corporation
(Exact name of registrant as specified in its charter)

Washington	0-11488	91-1221360
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7094 South Revere Parkway,
Centennial, Colorado		80112-3932
(Address of principal executive		(Zip Code)
offices
303-649-1900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
The Registrant’s Second Amended and Restated Credit Agreement was amended effective February 26, 2009. A copy of the amendment is attached to this Form 8-K as Exhibit 10.1.
This amendment adjusts certain covenants and other provisions in the Second Amended and Restated Credit Agreement among the Registrant and Bank of Montreal, as a lender and successor administrative agent, and the following additional lenders: U.S. Bank National Association, Bank of America, National Association, Rabobank Nederland (New York Branch), and the Australia and New Zealand Banking Group Limited. Reference is made to the amendment attached hereto as Exhibit 10.1 and to the related press release, which is furnished as Exhibit 99.1.
Item 8.01 Other Events
On February 27, 2009, the Company issued the press release attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.	Description
10.1	Second Amendment to Second Amended and Restated Credit Agreement, Resignation of Agent and Appointment of Successor Agent

99.1	Press Release dated February 27, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Penford Corporation
(Registrant)

March 3, 2009	/s/ Steven O. Cordier
Steven O. Cordier
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amendment to Second Amended and Restated Credit Agreement, Resignation of Agent and Appointment of Successor Agent

99.1	Press release dated February 27, 2009

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